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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):            June 30, 1999


                              Integral Vision, Inc.
             (Exact name of registrant as specified in its charter)


          Michigan                     0-12728             38-2191935
(State or other jurisdiction         (Commission         (IRS Employer
      of incorporation)              File Number)        Identification No.)


38700 Grand River Avenue, Farmington Hills, Michigan               48335
   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:        (248) 471-2660


                                   Medar, Inc.
         (Former name or former address, if changed since last report.)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 30, 1999, Integral Vision, Inc. ("Integral Vision" or the "Company") closed the sale of the assets of the Company's Welding Division to MIAC Acquisition, Inc., a wholly owned subsidiary of Weltronic/Technictron, Inc., a privately held corporation with principal offices at Carol Stream, Illinois ("WTC"). There is no relationship between WTC and the Company or its affiliates. The assets sold included real estate, equipment, inventory, accounts receivable and records related to the operation of the Company's Welding Division. The name "Medar" was also transferred to WTC as part of the Asset Purchase transaction. The Company changed its name to "Integral Vision, Inc." effective July 1, 1999. The asset sale was approved by the Company's shareholders on June 28, 1999.


         The consideration for the asset sale, which was determined through arm's length negotiations, was $37.0 million, subject to certain post-closing adjustments, and included cash received at closing of $22 million, a promissory note of $7.4 million, assumption of certain liabilities, payments for transition related services and payments of up to $3 million based on certain post closing revenues. The final consideration is subject to adjustment based on the final value of certain assets at closing. The Company used the net cash proceeds which it received at the closing to pay substantially all of its previous funded indebtedness.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b) Pro Forma Financial Information. The unaudited Pro Forma Consolidated Balance Sheet data as of December 31, 1998 and March 31, 1999 and Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998 and the three months ended March 31, 1999 are hereby incorporated by reference to the Company's definitive Proxy Statement for its annual meeting of Shareholders held June 28, 1999, which was filed with the Commission on May 26, 1999, accession number 0000950124-99-003510.

         (c) Exhibits.
                  99. Definitive Proxy Statement (incorporated by reference to the Company's definitive Proxy Statement for its annual meeting of Shareholders held June 28, 1999, which was filed with the Commission on May 26, 1999, accession number 0000950124-99-003510.).

                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Integral Vision, Inc.
                                             (Registrant)


Date     July 9, 1999                        By:  s/ Richard R. Current
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                                             Richard R. Current,
                                             Vice President of Finance